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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

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                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       September 18, 2000
                                                 -------------------------------

                     FIRST SECURITY AUTO OWNER TRUST 2000-2
                     --------------------------------------
                            FIRST SECURITY BANK, N.A.
                            -------------------------
             (Exact name of registrant as specified in its charter)




  United States of America            333-36730                  87-6249676
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(State or other Jurisdiction   (Commission File Number)       (I.R.S. employer
     of Incorporation)                                       Identification No.)


                              79 South Main Street
                           Salt Lake City, Utah 84111
                    (Address of principal executive offices)
                    ----------------------------------------

Registrant's telephone number, including area code: 801-246-5976


                                   Page 1 of 4
                         Exhibit Index appears on Page 4

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ITEM 5.    OTHER EVENTS

           On September 18, 2000, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $98,000,000.00 aggregate principal amount of Class A-1 ___% Asset Backed Notes, $211,000,000.00 aggregate principal amount of Class A-2 ___% Asset Backed Notes, $115,000,000.00 aggregate principal amount of Class A-3 ___% Asset Backed Notes, $58,400,000.00 aggregate principal amount of Class A-4 ___% Asset Backed Notes and $37,117,000.00 aggregate principal amount of Class B ___% Asset Backed Notes of First Security Auto Owner Trust 2000-2. The term sheet is attached hereto as Exhibit 99.

EXHIBIT 99 The following is filed as an Exhibit to this Report under Exhibit 99.

           Term Sheet dated September 18, 2000, with respect to the proposed issuance of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes of First Security Auto Owner Trust 2000-2.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      FIRST SECURITY AUTO OWNER TRUST 2000-2

                                      (Registrant)

Dated: September 20, 2000
                                      By: First Security Bank, N.A., as Servicer

                                      By:    /s/ Brad D. Hardy
                                         ---------------------------------------
                                      Name:  Brad D. Hardy
                                      Title: Authorized Officer


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                                INDEX TO EXHIBITS



                                                               Sequentially
Exhibit Number                       Exhibit                   Numbered Page
--------------    -----------------------------------------    -------------

99                Term Sheet dated as of September 18, 2000          5